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                                                                    EXHIBIT 10.3

                           [FIRST NATIONAL BANK LOGO]
                           CHANGE IN TERMS AGREEMENT
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BORROWER: AGRICULTURE SUPPLY, INC.,     LENDER: FIRST NATIONAL BANK
          A DELAWARE CORPORATION                401 WEST A STREET
          10740 THORNMINT                       P.O. BOX 85625
          SAN DIEGO, CA 92127                   SAN DIEGO, CA 92101
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PRINCIPAL AMOUNT: $6,500,000.00                 DATE OF AGREEMENT: JUNE 1, 2000
                             INITIAL RATE: 11.000%

DESCRIPTION OF EXISTING INDEBTEDNESS.

Promissory Note dated June 30, 1999 in the original amount of $5,000,000.00 originally maturing on June 30, 2001 as modified by a change in Terms Agreement dated November 15, 1999.

DESCRIPTION OF COLLATERAL.

Commercial Security Agreement dated June 30, 1999 against all business assets as perfected by UCC-1 Financing Statement filed with California Secretary of State on July 7, 1999 as file #9919560655; UCC-1 Financing Statement filed with Arizona Secretary of State on July 12, 1999 as file #01075799 and UCC-1 Financing Statement filed with New Mexico Secretary of State on July 12, 1999 as file #990712062.

Commercial Pledge and Security Agreement dated June 30, 1999 granting Lender a security interest in the following stock: Agricultural Supply de Mexico, S.A. de C.V., Sistemas Y Equipos Agricolas, S.A. de C.V., Agro Mex Inc., and Yuma Acquisition Sub, Inc., as perfected by UCC-1 Financing Statement filed with California Secretary of State on July 7, 1999, as file #9919560655; UCC-1 Financing Statement filed with Arizona Secretary of State on July 12, 1999 as file #10175799 and UCC-1 Financing Statement filed with New Mexico Secretary of State on July 12, 1999 as file #990712062.

Commercial Pledge and Security Agreement dated June 30, 1999, executed by Eco Soil Systems, Inc., granting Lender a security interest in the following stock:
Agricultural Supply, Inc. and Agricultural Supply de Mexico, S.A. de C.V. as perfected by UCC-1 Financing Statement filed with California Secretary of State on July 7, 1999 as file #9919560625 and UCC-1 Financing Statement filed with Nebraska Secretary of State on July 19, 1999 as file #820246.

DESCRIPTION OF CHANGE IN TERMS.

1. Notwithstanding the Borrowing Base as stated in the Loan Agreement dated June 30, 1999, Lender shall advance to Borrower additional funds up to $2,000,000.00 in excess of the combined Domestic and Foreign Borrowing Base or up to $6,500,000.00, whichever is less.

2. The Loan Agreement dated June 30, 1999 is modified as follows:

a) The "Guaranties" provision shall include the following Guarantors:

        Guarantors              Amount

        Max Gelwix              $2,000,000.00
        William B. Adams        $2,000,000.00

b) The "Upstreaming Payments" provision is modified to include the following:

Lender shall allow a maximum amount of $1,000,000.00 from the new availability (up to $2,000,000.00 advance) to be upstreamed to Eco Soil Systems, Inc., as partial repayment of amounts owed to Eco Soil Systems, Inc., by Agricultural Supply, Inc.

3. The Note terms are modified as follows:

a) The Maturity date is changed to December 31, 2000.

b) The "Interest Rate Options" Provision is modified to eliminate item (B) the "Libor Option".

The interest rate is modified from Prime (the "Index") plus .25 percentage points to Prime plus 1.50 percentage points over the Index as further described below.

4. Commercial Security Agreement dated June 1, 2000 executed by Eco Soil Systems, Inc., as Grantor granting Lender a security interest in specific collateral as perfected by UCC-1 to be filed concurrent with this Agreement.

All other terms and conditions as stated in the Loan Agreement and Related Documents remain the same.

PROMISE TO PAY. AGRICULTURAL SUPPLY, INC., A DELAWARE CORPORATION ("BORROWER") PROMISES TO PAY TO FIRST NATIONAL BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF SIX MILLION FIVE HUNDRED THOUSAND & 00/100 DOLLARS ($6,500,000.000) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL PLUS ALL ACCRUED UNPAID INTEREST ON DECEMBER 31, 2000. IN ADDITION, BORROWER WILL PAY REGULAR MONTHLY PAYMENTS OF ALL ACCRUED UNPAID INTEREST DUE AS OF EACH PAYMENT DATE, BEGINNING JULY 1, 2000, WITH ALL SUBSEQUENT INTEREST PAYMENTS TO BE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. INTEREST ON THIS AGREEMENT IS COMPUTED ON A 365/360 SIMPLE INTEREST BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The interest rate on this Agreement is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each Day. Borrower understands that Lender may make loans based on other rates as well. THE INDEX CURRENTLY IS 9.500% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID BALANCE OF THE NOTE WILL BE AT A RATE OF 1.500 PERCENTAGE POINTS OVER THE INDEX RESULTING IN AN INITIAL RATE OF 11% PER ANNUM. NOTICE: Under no circumstances will the interest rate on the Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment,

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                           CHANGE IN TERMS AGREEMENT
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Lender may accept it without losing any of Lender's rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: First National Bank, 401 West A Street, P.O. Box 85625, San
Diego, CA 92101.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT OR $10.00, WHICHEVER IS GREATER.

INTEREST AFTER DEFAULT. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Agreement to 6.500 percentage points over the Index.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement.

     PAYMENT DEFAULT. Borrower fails to make any payment when due under the indebtedness.

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the indebtedness. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness if impaired.

     CURE PROVISIONS. If any default, other than a default in payment, is curable and if Borrower has not been given a notice of breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default:
     (1) cures the default within ten (10) days; or (2) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect the indebtedness if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF CALIFORNIA. THIS AGREEMENT HAS BEEN ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of San Diego County, State of California.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $6.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested either orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (A) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement;
(B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; or (D) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or
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                           CHANGE IN TERMS AGREEMENT
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release, but also to all such subsequent actions.

SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Borrower's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower's successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement of liability under the Indebtedness.

MISCELLANEOUS PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Agreement are joint and several.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.


BORROWER:


AGRICULTURAL SUPPLY, INC., A DELAWARE CORPORATION

BY:   /s/ WILLIAM B. ADAMS
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    WILLIAM B. ADAMS, CHAIRMAN/CEO OF AGRICULTURAL
    SUPPLY, INC., A DELAWARE CORPORATION